UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

Insignia Solutions plc

(Exact name of Registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation or organization)	0-27012 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)

41300 CHRISTY STREET FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA	THE MERCURY CENTRE, WYCOMBE LANE WOOBURN GREEN HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM
(Address of principal executive offices) (Zip code)

(510) 360-3700
(44) 1628-539500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 11, 2005, the Registrant issued a press release to report its financial results for the quarter ended March 31, 2005. A copy of that press release is attached hereto as Exhibit 99.1. Also on May 11, 2005, the Registrant presented its financial results for the quarter ended March 31, 2005 in a conference call. The conference call was pre-announced and was available to the public through live teleconference and webcast. A copy of the transcript is attached hereto as Exhibit 99.2

Also on May 11, 2005 the Registrant present its financial results for the quarter ended March 31, 2005 in a conference call. The conference call was pre-announced and was available to the public through live teleconference and webcast. A copy of the transcript is attached hereto as Exhibit 99.2.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12 (a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC whether before or after the date hereof, regardless of any general incorporation language contained in such filing (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are furnished with this report:

Exhibit
Number	Description
99.1	Press release dated May 11, 2005.

99.2	Transcript of the Registrant’s publicly available investor and analyst conference call on May 11, 2005 presenting the financial results for the quarter ended March 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Insignia Solutions plc (Registrant)
Date: May 16, 2005	By:	/s/ Mark E. McMillan
Mark E. McMillan
Chief Executive Officer Principal Accounting Officer and Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated May 11, 2005
99.2	Transcript of the Registrant’s publicly available investor and analyst conference call on May 11, 2005 presenting the financial results for the quarter ended March 31, 2005.